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                                                                   EXHIBIT 10.30


                           INTERCOMPANY AGREEMENT



This Intercompany Agreement (this "AGREEMENT"), dated as of September
20, 1996, is entered into between Telcom Ventures, L.L.C. ("TV"), a Delaware limited liability company, RF Investors, a Delaware limited liability company ("RF INVESTORS"), LCC, L.L.C., a Delaware limited liability company ("LCC, L.L.C."), LCC International, Inc., a Delaware corporation ("LCC INTERNATIONAL, and together with LCC, L.L.C., "LCC"), Cherrywood Holdings, Inc. ("CHERRYWOOD"), a Kansas corporation, Rajendra Singh, an individual residing in the Commonwealth of Virginia, Neera Singh, an individual residing in the Commonwealth of Virginia, The Hersh Raj Singh Education Trust, The Samir Raj Singh Education Trust (the five immediately foregoing persons and entities are collectively referred to as the "SINGH FAMILY GROUP"), Carlyle-LCC Investors I, L.P., a Delaware limited partnership, Carlyle-LCC Investors II, L.P., a Delaware limited partnership, Carlyle-LCC Investors III, L.P., a Delaware limited partnership; Carlyle-LCC IV (E), L.P., a Delaware limited partnership, MDLCC, L.L.C., a Delaware limited liability company, and TC Group, L.L.C., a Delaware limited liability company (the six immediately foregoing entities are collectively referred to as the "CARLYLE ENTITIES").

                 WHEREAS, TV owns ninety-nine percent (99%) of the outstanding membership interests in LCC, L.L.C.;

                 WHEREAS, the other parties to this Agreement other than LCC have, or will have, directly or indirectly, equity interests in LCC;

                 WHEREAS, (i) LCC expects to merge into LCC International, a newly formed Delaware corporation and wholly-owned subsidiary of LCC, L.L.C., or otherwise convey all of its assets and liabilities to LCC International (the "LCC International Formation Transaction"), and in connection therewith, LCC International shall succeed to all the assets and liabilities of LCC, L.L.C. including, without limitation, LCC, L.L.C.'s rights and obligations under this Agreement; and (ii) immediately following the effectiveness of the LCC International Formation Transaction, LCC International expects to sell a number of its shares of Class A Common Stock, par value $.01 per share, in a public offering (the "Offering"); and

                 WHEREAS, the parties desire to set forth certain agreements made between them with respect to the matters set forth herein;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
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1.       DEFINITIONS

                 As used in this Agreement, the following terms shall have the meanings set forth below:

                 "CONTROL" means the possession of 51% or more of the outstanding voting rights.

                 "EFFECTIVE TIME" means the time when a Certificate of Merger for the LCC International Formation Transaction (if a merger) have been filed with the Secretary of State of the State of Delaware and declared to be effective, or (if not a merger) when the LCC International Formation Transaction has been effected.

                 "FORMATION AGREEMENT" means the Formation Agreement, dated as of November 16, 1993, by and among the Singh Family Group, the Carlyle Entities (other than TC Group, L.L.C.) and certain other parties named therein.

                 "IMMEDIATE FAMILY" of a person shall include such person's spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and brothers and sisters-in-law, or any other personal who is supported, directly or indirectly, to a material extent by such person.

                 "INVESTMENT OPPORTUNITY" means an opportunity to make an investment in, or purchase an entity, the value of which could reasonably be deemed to exceed $1,000,000.

                 "LCC TRADITIONAL BUSINESS" means any of the following businesses: (i) the provision of cellular radio frequency engineering and network design services to the wireless telecommunications industry, (ii) the provision of program management services or deployment or construction related consulting services to the wireless telecommunications industry, including site acquisition services, construction management services, equipment procurement services, site engineering services, fixed network engineering services, equipment installation management and overall program management of a network deployment program and (iii) the manufacture, sale, license, distribution or servicing of any radio network planning software tools or drive test field measurement and analysis equipment which are used by LCC in connection with services described in the foregoing clauses (i) or (ii).

                 "OTHER TV GROUP PARTY" means each member of the TV Group other than TV which is a party to this Agreement.

                 "SUCCESSOR" means, with respect to any entity, any corporation, partnership or other entity that succeeds, directly or indirectly, to the ownership of





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the business or of all or substantially all the assets and liabilities of such entity, whether by merger, holding company formation, transfer of assets or otherwise.

                 "TV GROUP" means any one or more of the following: (i) TV, one or more subsidiaries thereof (whether corporations, partnerships, limited liability companies or other entities) or any Successor to TV or one or more subsidiaries thereof; (ii) RF Investors or any Successor thereto; (iii) Cherrywood or any Successor thereto, (iv) any one or more of Dr. Rajendra Singh, Neera Singh, other members of the Immediate Family of Dr. Rajendra and Neera Singh that own an equity interest in LCC, or any trusts for the benefit of any of the foregoing whether existing as of the date hereof or created subsequently and (v) any one of more of the Carlyle Entities or any one or more Successors thereto.


2.       NON-COMPETITION


         2.1.    GENERAL COVENANT OF TV

         (a) TV and each Other TV Group Party (except for the Carlyle Entities) agrees that from and after the Effective Time, until the earlier of (i) the date that no member(s) of the TV Group, alone or in the aggregate, Control LCC or (ii) the occurrence of any event described in Section 9.6(g) of the Formation Agreement, neither TV, nor any other member of the TV Group (except for the Carlyle Entities), will, directly or indirectly (through ownership, lease, investment, management, operation or otherwise), participate or engage in any LCC Traditional Business other than (i) through LCC International, or
(ii) the provision of services to third parties in which TV or an Other TV Group Party holds, or is considering the acquisition of, an investment or potential investment where the provision of such services is incidental to TV's or such Other TV Group Party's equity ownership, provided, however, that no member of the TV Group shall be prohibited from owning up to five percent (5%) of the outstanding securities of any entity so long as no member of the TV Group participates in the management of such entity.

         (b) Each Carlyle Entity agrees that from and after the Effective Time, until the earlier of (i) the date on which such Carlyle Entity no longer, directly or indirectly, owns an interest in LCC or (ii) the occurrence of any event described in Section 9.6(g) of the Formation Agreement, no Carlyle Entity shall, directly or indirectly, make an investment in any entity that is primarily engaged in a business that directly competes with the LCC Business (as defined in the Formation Agreement) conducted by LCC.





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3.       RIGHTS AND OBLIGATIONS WITH RESPECT TO INVESTMENT OPPORTUNITIES



         3.1.    RIGHTS AND OBLIGATIONS WITH RESPECT TO
                 INVESTMENT OPPORTUNITIES

                 (a) If LCC has presented to it during the term of this Agreement any Investment Opportunity it may decline to take any action with respect thereto or it may pursue it on its own behalf or on behalf of any subsidiary. LCC shall not be entitled to refer any Investment Opportunity to any third party unless it first complies with the requirements of Section 3.1(b).

                 (b) If LCC wishes to refer any Investment Opportunity to any third party, it shall first give written notice to TV of such Investment Opportunity, describing it in reasonable detail (an "Investment Opportunity Notice"). TV shall have the exclusive right, for a period of five (5) business days following its receipt of an Investment Opportunity Notice to take any action with respect thereto as it shall determine in its sole discretion. On or prior to the last day of such five (5) day period, TV shall notify LCC in writing whether it is pursuing or wishes to pursue such Investment Opportunity. If TV is not pursuing and does not wish to pursue such Investment Opportunity, as indicated in such notice, or if TV fails to provide notice within such five
(5) day period, LCC thereafter shall be permitted to refer such Investment Opportunity to any third party or to otherwise take any action with respect thereto as it shall determine in its sole discretion.


4.       TERM OF AGREEMENT

                 The provisions of Sections 2 and 3 of this Agreement shall terminate on the date when no member(s) of the TV Group, alone or in the aggregate, Controls LCC.


5.       REPRESENTATIONS AND WARRANTIES

                 As an inducement to enter into this Agreement, each party represents and warrants to the other that:

                 (a) (i) if other than a natural person, it is a limited liability company, corporation, limited partnership, or trust, respectively, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate or other power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions contemplated hereby, and (ii) if a natural person, he or she has the





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legal capacity to enter into this Agreement and to carry out the transactions contemplated hereby;

                 (b) if other than a natural person, it has duly and validly taken all corporate or other action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

                 (c) this Agreement has been duly executed and delivered by it, him or her, as applicable, and constitutes its, his or her legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

                 (d) none of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of the constituent documents, if such party is other than a natural person, (ii) breach, violate or result in a default under any of the terms of any agreement or other instrument or obligation to which it, he or she, as applicable, is a party or by which it, him or her or any of its, his or her properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it, he, or she, as applicable, or affecting any of its, his or her properties or assets.


6.       MISCELLANEOUS


         6.1.    INJUNCTIONS

                 The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.


         6.2.    AMENDMENT

                 No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.





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         6.3.    ASSIGNMENT

                 This Agreement shall not be assignable by any party without the prior written consent of the other parties hereto.


         6.4.    BINDING EFFECT

                 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.


         6.5.    CONSENTS AND APPROVALS

                 Except as expressly provided otherwise in this Agreement, if any party requires the consent or approval of the other parties for the taking of any action under this Agreement, such consent or approval shall not be unreasonably withheld or delayed.


         6.6.    CONSTRUCTION

                 Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.


         6.7.    COUNTERPARTS

                 For the convenience of the parties, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.


         6.8.    ENTIRE AGREEMENT

                 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.





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         6.9.    EXPENSES

                 Each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.


         6.10.   GOVERNING LAW AND FORUM SELECTION

                 This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof). The parties hereby consent to the non-exclusive jurisdiction of the courts of the Northern District of Virginia, including without limitation all state courts with jurisdictional competence located with such geographic area, for resolving any disputes arising under, or with respect to, this Agreement.


         6.11.   HEADINGS

                 All headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         6.12.   NOTICES TO TV AND LCC

                 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or hand-delivered or sent by facsimile transmission, addressed as follows:

                 (i) If to TV, RF Investors, Cherrywood or any member of the Singh Family Group:

                          Telcom Ventures, L.L.C.
                          Arlington Courthouse Plaza II
                          2300 Clarendon Boulevard, Suite 800
                          Arlington, VA 22201
                          Attention:    President
                                        General Counsel
                          Facsimile Number:  (703) 243-4960





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                 (ii)     If to LCC:

                          LCC, L.L.C. or LCC International, Inc.
                          Arlington Courthouse Plaza II
                          2300 Clarendon Boulevard, Suite 800
                          Arlington, VA 22201
                          Attention:  General Counsel
                          Facsimile Number:  (703) 351-0980

                 (iii)    If to any Carlyle Entity:

                          The Carlyle Group
                          1001 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2503
                          Attention:  Mark D. Ein
                          Facsimile Number:  (202) 347-1818


                 Any party may designate by notice in writing a new address or facsimile number to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or, with respect to a facsimile transmission, the confirmation, being deemed inclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         6.13.   Severability

                 If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of said agreement.

         6.14.   Waiver

                 Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a





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waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.


         6.15.   Benefit of this Agreement

                 It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement, or have duly caused this Agreement to be duly executed on their behalf, as of the date first written above.

TELCOM VENTURES, L.L.C.                     LCC, L.L.C.



By:  /s/   RAJENDRA SINGH                   By:   /s/   PIYUSH SODHA
     ------------------------------               ---------------------------

Name:  Rajendra Singh                       Name:  Piyush Sodha

Title:                                      Title:
        ---------------------------               ---------------------------



RF INVESTORS, L.L.C.


By:  /s/   RAJENDRA SINGH
     ------------------------------

Name:  Rajendra Singh

Title:
      -----------------------------





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LCC INTERNATIONAL, INC.                     CHERRYWOOD HOLDINGS, INC.



By:  /s/   RAJENDRA SINGH                   By:   /s/   RAJENDRA SINGH
     ------------------------------               ---------------------------

Name:  Rajendra Singh                       Name:  Rajendra Singh

Title:                                      Title:
      -----------------------------               ---------------------------



RAJENDRA SINGH                              NEERA SINGH



By:  /s/   RAJENDRA SINGH                   By:  /s/   NEERA SINGH
     ------------------------------              ------------------------------

Name:                                       Name:
     ------------------------------              ------------------------------

Title:                                      Title:
      -----------------------------               -----------------------------



THE HERSH RAJ SINGH                         THE SAMIR RAJ SINGH
  EDUCATION TRUST                             EDUCATION TRUST



By:  /s/   NEERA SINGH                      By:  /s/   NEERA SINGH
     ------------------------------              ------------------------------

Name:  Neera Singh                          Name:  Neera Singh

Title:                                      Title:
      -----------------------------               -----------------------------



CARLYLE-LCC INVESTORS I, L.P.               CARLYLE-LCC INVESTORS II, L.P.



By:  /s/   MARK D. EIN                      By:   /s/   MARK D. EIN
     ------------------------------               -----------------------------

Name:  Mark D. Ein                          Name:  Mark D. Ein

Title:                                      Title:
      -----------------------------               -----------------------------





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                                            CARLYLE-LCC
CARLYLE-LCC INVESTORS III, L.P.                INVESTORS IV(E), L.P.



By:  /s/   MARK D. EIN                      By:     /s/   MARK D. EIN
     ------------------------------                 ---------------------------

Name:  Mark D. Ein                          Name:  Mark D. Ein

Title:                                      Title:
      -----------------------------               -----------------------------



MDLCC, L.L.C.                               TC GROUP, L.L.C.



By:  /s/   MARK D. EIN                      By:     /s/   MARK D. EIN
     ------------------------------                 ---------------------------

Name:  Mark D. Ein                          Name:  Mark D. Ein

Title:                                      Title:
      -----------------------------               -----------------------------





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